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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                ---------------

                                  FORM 8-K/A

                                AMENDMENT NO. 1

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 23, 2000
                                                  ------------------------------


                                   NETOPIA, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-28450                94-3033136
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(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                File Number)             Identification No.)


2470 Mariner Square Loop, Alameda, California                             94501
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code   (510) 814-5100
                                                   -----------------------------


Same
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         (Former name or Former Address, if Changed Since Last Report


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Item 5.  Other Events

     On April 7, 2000, we filed a Report on Form 8-K reporting the completion of our acquisition of WebOrder on March 23, 2000. We indicated that we would file the financial information required by Item 7 of Form 8-K no later than the date required by this item.

     We are filing this Amendment No. 1 to report that pursuant to section 210.3-05 (b) (2) of Regulation S-X, we are not required to file the financial statements of the business acquired. Nor are we required, pursuant to section 210.11-01 (c) of Regulation S-X, to present the pro forma effects of the business combination. Accordingly, there is no financial information required to be filed by Item 7 of Form 8-K related to our acquisition of WebOrder.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               NETOPIA, INC.


Date:  May 19, 2000              By: /s/ James A. Clark
                                 --------------------------------------------
                                 James A. Clark
                                 Vice President and Chief Financial Officer
                                 (Duly Authorized Officer and Principal
                                 Financial Officer)